UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 8, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 7.01. Regulation FD Disclosure

On June 8, 2006, CarrAmerica Realty Corporation issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference regarding the commencement by CarrAmerica Realty Operating Partnership, L.P. of debt tender offers and consent solicitations. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrants under the Securities Act of 1933, as amended, or any other filing with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrants under the Securities Act of 1933, as amended, or any other filing with the Securities and Exchange Commission.

99.1	Press Release dated June 8, 2006 issued by CarrAmerica Realty Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

By: CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY, L.P.

By: CARRAMERICA REALTY GP HOLDINGS, LLC, its sole general partner

By: CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., its sole member

By: CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated June 8, 2006 issued by CarrAmerica Realty Corporation